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                           EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 15, 2004



                         MARISA CHRISTINA, INCORPORATED
             (Exact name of registrant as specified in its charter)

     Delaware                         0-24176                    11-3216809

(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)



   8101 Tonnelle Avenue, North Bergen New Jersey                   07047-4601
      (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code : (201) 758-9800

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                    INFORMATION TO BE INCLUDED IN THE REPORT



ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 15, 2004, we issued a press release reporting quarter and nine months ended September 30, 2004 financial results. A copy of the press release is attached hereto as Exhibit 99.1

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits

       99.1  Marisa Christine Incorporated News Release dated November 15, 2004.




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                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           MARISA CHRISTINA, INCORPORATED


                                           /s/ S.E. Melvin Hecht
                                           ----------------------
                                           By:    S.E. Melvin Hecht
                                           Title: Vice-Chairman, Chief Financial
                                                  Officer and Treasurer


Dated: November 15, 2004